Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2023

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of July 26, 2023, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Second-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2023

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2023	4
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2023	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Six Months Ended June 30, 2023	11
Loss and Loss Expense Analysis – Three Months Ended June 30, 2023	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Second-Quarter 2023 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Second-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2023

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,859	$—	$—	$—	$3,859
Life	—	—	196	—	—	196
Premiums ceded	—	(155)	(39)	—	—	(194)
Total earned premium	—	3,704	157	—	—	3,861
Investment income, net of expenses	50	289	91	—	—	430
Investment gains and losses, net	381	160	(1)	—	—	540
Fee revenues	—	5	5	—	—	10
Other revenues	7	3	—	3	(8)	5
Total revenues	$438	$4,161	$252	$3	$(8)	$4,846

Benefits & expenses
Losses & contract holders' benefits	$—	$2,698	$197	$—	$—	$2,895
Reinsurance recoveries	—	(119)	(38)	—	—	(157)
Underwriting, acquisition and insurance expenses	—	1,093	42	—	—	1,135
Interest expense	26	—	—	1	—	27
Other operating expenses	17	2	—	1	(8)	12
Total expenses	$43	$3,674	$201	$2	$(8)	$3,912

Income before income taxes	$395	$487	$51	$1	$—	$934

Provision (benefit) for income taxes
Current operating income (loss)	$(81)	$18	$16	$—	$—	$(47)
Capital gains/losses	80	34	—	—	—	114
Deferred	81	32	(5)	—	—	108
Total provision for income taxes	$80	$84	$11	$—	$—	$175

Net income - current year	$315	$403	$40	$1	$—	$759

Net income (loss) - prior year	$(663)	$(451)	$28	$2	$—	$(1,084)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CLIC and Total Net income (loss) - prior year have been adjusted due to the adoption of an accounting standards update for long-duration contracts.
CINF Second-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2023

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,940	$—	$—	$—	$1,940
Life	—	—	100	—	—	100
Premiums ceded	—	(77)	(20)	—	—	(97)
Total earned premium	—	1,863	80	—	—	1,943
Investment income, net of expenses	26	148	46	—	—	220
Investment gains and losses, net	234	202	(2)	—	—	434
Fee revenues	—	3	3	—	—	6
Other revenues	3	2	—	1	(4)	2
Total revenues	$263	$2,218	$127	$1	$(4)	$2,605

Benefits & expenses
Losses & contract holders' benefits	$—	$1,323	$100	$—	$—	$1,423
Reinsurance recoveries	—	(61)	(22)	—	—	(83)
Underwriting, acquisition and insurance expenses	—	557	22	—	—	579
Interest expense	13	—	—	—	—	13
Other operating expenses	9	2	—	—	(4)	7
Total expenses	$22	$1,821	$100	$—	$(4)	$1,939

Income before income taxes	$241	$397	$27	$1	$—	$666

Provision (benefit) for income taxes
Current operating income (loss)	$(50)	$(1)	$10	$—	$—	$(41)
Capital gains/losses	49	43	—	—	—	92
Deferred	51	34	(4)	—	—	81
Total provision (benefit) for income taxes	$50	$76	$6	$—	$—	$132

Net income - current year	$191	$321	$21	$1	$—	$534

Net income (loss) - prior year	$(439)	$(391)	$11	$1	$—	$(818)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CLIC and Total Net income (loss) - prior year have been adjusted due to the adoption of an accounting standards update for long-duration contracts.
CINF Second-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year losses greater than $5 million			$43	$36	$44	$38	$38	$23	$79	$61		$99		$143
Current accident year losses $2 million - $5 million			35	15	19	41	36	39	50	75		116		135
Large loss prior accident year reserve development			19	9	(17)	16	22	9	28	31		47		30
Total large losses incurred			$97	$60	$46	$95	$96	$71	$157	$167		$262		$308
Losses incurred but not reported			96	179	136	131	74	36	324	110		241		377
Other losses excluding catastrophe losses			675	641	681	700	705	651	1,267	1,356		2,056		2,737
Catastrophe losses			217	227	134	246	208	24	444	232		478		612
Total losses incurred			$1,085	$1,107	$997	$1,172	$1,083	$782	$2,192	$1,865		$3,037		$4,034
Commercial Lines
Current accident year losses greater than $5 million			$28	$30	$34	$30	$15	$16	$58	$31		$61		$95
Current accident year losses $2 million - $5 million			28	12	8	29	29	37	40	66		95		103
Large loss prior accident year reserve development			19	3	(17)	14	22	7	22	29		43		26
Total large losses incurred			$75	$45	$25	$73	$66	$60	$120	$126		$199		$224
Losses incurred but not reported			29	125	108	97	61	38	154	99		196		304
Other losses excluding catastrophe losses			384	335	386	386	401	362	719	763		1,149		1,535
Catastrophe losses			115	106	96	44	124	11	221	135		179		275
Total losses incurred			$603	$611	$615	$600	$652	$471	$1,214	$1,123		$1,723		$2,338
Personal Lines
Current accident year losses greater than $5 million			$15	$6	$10	$8	$23	$7	$21	$30		$38		$48
Current accident year losses $2 million - $5 million			7	3	11	12	5	2	10	7		19		30
Large loss prior accident year reserve development			1	6	—	2	—	2	7	2		4		4
Total large losses incurred			$23	$15	$21	$22	$28	$11	$38	$39		$61		$82
Losses incurred but not reported			26	27	(2)	9	12	(14)	53	(2)		7		5
Other losses excluding catastrophe losses			194	187	190	185	187	176	381	363		548		738
Catastrophe losses			93	113	36	66	78	6	206	84		150		186
Total losses incurred			$336	$342	$245	$282	$305	$179	$678	$484		$766		$1,011
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $2 million - $5 million			—	—	—	—	2	—	—	2		2		2
Large loss prior accident year reserve development			(1)	—	—	—	—	—	(1)	—		—		—
Total large losses incurred			$(1)	$—	$—	$—	$2	$—	$(1)	$2		$2		$2
Losses incurred but not reported			20	27	30	25	1	12	47	13		38		68
Other losses excluding catastrophe losses			45	28	31	40	46	36	73	82		122		153
Catastrophe losses			2	1	2	(1)	2	1	3	3		2		4
Total losses incurred			$66	$56	$63	$64	$51	$49	$122	$100		$164		$227
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year losses greater than $5 million			2.4%	1.9%	2.4%	2.1%	2.2%	1.4%	2.2%	1.8%		1.9%		2.1%
Current accident year losses $2 million - $5 million			1.9	0.8	1.1	2.3	2.2	2.4	1.3	2.3		2.3		2.0
Large loss prior accident year reserve development			1.0	0.5	(0.9)	0.9	1.3	0.6	0.8	0.9		0.9		0.4
Total large loss ratio			5.3%	3.2%	2.6%	5.3%	5.7%	4.4%	4.3%	5.0%		5.1%		4.5%
Losses incurred but not reported			5.2	9.7	7.6	7.2	4.4	2.2	8.7	3.3		4.7		5.5
Other losses excluding catastrophe losses			36.1	34.9	37.8	38.7	41.4	40.2	34.2	40.9		40.2		39.5
Catastrophe losses			11.6	12.3	7.4	13.6	12.3	1.5	12.0	7.0		9.3		8.8
Total loss ratio			58.2%	60.1%	55.4%	64.8%	63.8%	48.3%	59.2%	56.2%		59.3%		58.3%
Commercial Lines
Current accident year losses greater than $5 million			2.6%	2.8%	3.3%	3.0%	1.4%	1.7%	2.8%	1.6%		2.0%		2.4%
Current accident year losses $2 million - $5 million			2.7	1.1	0.7	2.8	3.0	3.8	1.9	3.3		3.3		2.6
Large loss prior accident year reserve development			1.8	0.3	(1.6)	1.3	2.2	0.7	1.0	1.5		1.4		0.6
Total large loss ratio			7.1%	4.2%	2.4%	7.1%	6.6%	6.2%	5.7%	6.4%		6.7%		5.6%
Losses incurred but not reported			2.7	11.8	10.4	9.4	6.1	4.0	7.2	5.1		6.6		7.6
Other losses excluding catastrophe losses			35.9	31.9	37.1	37.7	40.4	37.5	33.9	39.0		38.4		38.1
Catastrophe losses			10.8	10.0	9.3	4.2	12.5	1.2	10.4	6.9		6.0		6.8
Total loss ratio			56.5%	57.9%	59.2%	58.4%	65.6%	48.9%	57.2%	57.4%		57.7%		58.1%
Personal Lines
Current accident year losses greater than $5 million			3.0%	1.3%	2.1%	1.9%	5.7%	1.7%	2.2%	3.7%		3.1%		2.8%
Current accident year losses $2 million - $5 million			1.4	0.6	2.6	2.6	1.3	0.5	1.0	0.9		1.5		1.8
Large loss prior accident year reserve development			0.2	1.4	—	0.6	—	0.5	0.8	0.2		0.3		0.3
Total large loss ratio			4.6%	3.3%	4.7%	5.1%	7.0%	2.7%	4.0%	4.8%		4.9%		4.9%
Losses incurred but not reported			5.3	5.9	(0.3)	2.0	3.1	(3.6)	5.6	(0.2)		0.6		0.3
Other losses excluding catastrophe losses			39.4	40.2	42.8	43.0	44.8	44.0	39.7	44.5		44.0		43.7
Catastrophe losses			19.0	24.3	8.1	15.5	18.8	1.4	21.6	10.2		12.0		11.0
Total loss ratio			68.3%	73.7%	55.3%	65.6%	73.7%	44.5%	70.9%	59.3%		61.5%		59.9%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $2 million - $5 million			—	—	0.1	—	1.6	—	—	0.8		0.6		0.4
Large loss prior accident year reserve development			(0.4)	(0.3)	—	—	—	—	(0.3)	—		—		—
Total large loss ratio			(0.4)%	(0.3)%	0.1%	—%	1.6%	—%	(0.3)%	0.8%		0.6%		0.4%
Losses incurred but not reported			15.2	21.3	24.4	20.0	0.7	10.6	18.0	5.4		10.5		14.0
Other losses excluding catastrophe losses			33.5	22.2	24.6	32.4	38.1	31.3	28.1	34.9		33.9		31.6
Catastrophe losses			1.3	1.1	1.3	(0.5)	1.1	1.1	1.2	1.1		0.6		0.8
Total loss ratio			49.6%	44.3%	50.4%	51.9%	41.5%	43.0%	47.0%	42.2%		45.6%		46.8%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year reported losses greater than $5 million			6	5	7	6	6	3	11	9		15		22
Current accident year reported losses $2 million - $5 million			11	5	13	15	15	15	16	28		42		51
Prior accident year reported losses on large losses			7	3	2	6	8	6	10	14		20		22
Non-Catastrophe reported losses on large losses total			24	13	22	27	29	24	37	51		77		95
Commercial Lines
Current accident year reported losses greater than $5 million			4	4	5	5	2	2	8	4		9		14
Current accident year reported losses $2 million - $5 million			9	4	6	12	12	14	13	24		35		39
Prior accident year reported losses on large losses			7	2	2	6	8	5	9	13		19		21
Non-Catastrophe reported losses on large losses total			20	10	13	23	22	21	30	41		63		74
Personal Lines
Current accident year reported losses greater than $5 million			2	1	2	1	4	1	3	5		6		8
Current accident year reported losses $2 million - $5 million			2	1	6	3	2	1	3	3		6		11
Prior accident year reported losses on large losses			—	1	—	—	—	1	1	1		1		1
Non-Catastrophe reported losses on large losses total			4	3	8	4	6	3	7	9		13		20
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $2 million - $5 million			—	—	1	—	1	—	—	1		1		1
Prior accident year reported losses on large losses			—	—	—	—	—	—	—	—		—		—
Non-Catastrophe reported losses on large losses total			—	—	1	—	1	—	—	1		1		1
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Commercial casualty:
Net written premiums			$378	$404	$353	$326	$376	$389	$782	$765		$1,091		$1,444
Year over year change %- written premium			1%	4%	11%	10%	11%	7%	2%	9%		9%		10%
Earned premiums			$373	$377	$370	$360	$350	$336	$750	$686		$1,046		$1,416
Current accident year before catastrophe losses			70.5%	72.6%	72.4%	73.7%	75.0%	65.6%	71.6%	70.4%		71.6%		71.8%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(9.2)	(0.3)	(0.2)	6.4	(0.7)	1.4	(4.8)	0.3		2.4		1.7
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			61.3%	72.3%	72.2%	80.1%	74.3%	67.0%	66.8%	70.7%		74.0%		73.5%
Commercial property:
Net written premiums			$335	$316	$297	$309	$308	$297	$650	$606		$915		$1,212
Year over year change %- written premium			9%	6%	10%	11%	12%	11%	7%	12%		12%		11%
Earned premiums			$312	$299	$290	$292	$280	$274	$611	$554		$846		$1,136
Current accident year before catastrophe losses			43.4%	49.0%	42.5%	47.4%	54.5%	52.4%	46.1%	53.4%		51.3%		49.1%
Current accident year catastrophe losses			35.0	34.7	38.3	14.7	44.4	5.1	34.9	24.9		21.4		25.7
Prior accident years before catastrophe losses			(1.5)	(7.8)	(0.5)	(6.7)	0.6	(2.4)	(4.6)	(0.8)		(2.9)		(2.2)
Prior accident years catastrophe losses			(1.4)	2.4	(2.2)	(1.4)	(3.0)	0.5	0.5	(1.3)		(1.3)		(1.6)
Total loss and loss expense ratio			75.5%	78.3%	78.1%	54.0%	96.5%	55.6%	76.9%	76.2%		68.5%		71.0%
Commercial auto:
Net written premiums			$233	$239	$201	$194	$226	$237	$472	$463		$657		$858
Year over year change %- written premium			3%	1%	4%	6%	5%	6%	2%	5%		6%		5%
Earned premiums			$214	$213	$215	$213	$210	$205	$428	$415		$627		$842
Current accident year before catastrophe losses			68.3%	73.5%	72.6%	78.8%	66.5%	67.0%	70.9%	66.7%		70.8%		71.3%
Current accident year catastrophe losses			6.7	0.9	(2.4)	3.3	5.1	0.9	3.8	3.1		3.1		1.7
Prior accident years before catastrophe losses			(1.4)	2.7	3.6	7.5	2.8	(0.7)	0.7	1.1		3.3		3.3
Prior accident years catastrophe losses			(0.3)	(1.5)	—	—	(0.5)	(2.1)	(1.0)	(1.3)		(0.9)		(0.6)
Total loss and loss expense ratio			73.3%	75.6%	73.8%	89.6%	73.9%	65.1%	74.4%	69.6%		76.3%		75.7%
Workers' compensation:
Net written premiums			$65	$82	$64	$60	$69	$86	$147	$154		$214		$278
Year over year change %- written premium			(6)%	(5)%	8%	13%	—%	(2)%	(5)%	(2)%		2%		3%
Earned premiums			$72	$74	$75	$73	$68	$67	$146	$136		$209		$284
Current accident year before catastrophe losses			90.0%	83.2%	76.0%	80.3%	83.5%	84.5%	86.5%	84.0%		82.7%		80.9%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(15.4)	(19.6)	(27.0)	(21.5)	(25.9)	(14.3)	(17.5)	(20.2)		(20.6)		(22.3)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			74.6%	63.6%	49.0%	58.8%	57.6%	70.2%	69.0%	63.8%		62.1%		58.6%
Other commercial:
Net written premiums			$95	$100	$92	$95	$93	$87	$196	$180		$275		$367
Year over year change %- written premium			2%	15%	15%	13%	18%	12%	9%	15%		14%		14%
Earned premiums			$95	$93	$90	$90	$86	$80	$187	$165		$256		$346
Current accident year before catastrophe losses			35.2%	38.1%	33.3%	37.7%	37.3%	38.2%	36.6%	37.7%		37.7%		36.6%
Current accident year catastrophe losses			0.1	—	—	0.1	0.1	—	0.1	0.1		0.1		0.1
Prior accident years before catastrophe losses			(0.8)	(2.5)	(4.7)	(4.3)	(7.4)	(2.9)	(1.6)	(5.3)		(4.9)		(4.9)
Prior accident years catastrophe losses			—	(0.1)	—	—	—	—	(0.1)	—		—		—
Total loss and loss expense ratio			34.5%	35.5%	28.6%	33.5%	30.0%	35.3%	35.0%	32.5%		32.9%		31.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Personal auto:
Net written premiums			$212	$163	$158	$179	$177	$140	$374	$316		$496		$654
Year over year change %- written premium			20%	16%	12%	8%	7%	3%	18%	5%		6%		8%
Earned premiums			$173	$166	$161	$158	$155	$152	$339	$307		$465		$626
Current accident year before catastrophe losses			76.6%	78.8%	77.4%	74.3%	74.5%	69.4%	77.7%	72.0%		72.8%		74.0%
Current accident year catastrophe losses			8.9	4.2	(4.6)	15.9	6.1	1.4	6.6	3.7		7.9		4.6
Prior accident years before catastrophe losses			(4.1)	0.3	0.7	3.4	1.4	0.9	(1.9)	1.2		1.9		1.6
Prior accident years catastrophe losses			(0.7)	(2.7)	—	(0.1)	(0.6)	(4.7)	(1.7)	(2.7)		(1.8)		(1.3)
Total loss and loss expense ratio			80.7%	80.6%	73.5%	93.5%	81.4%	67.0%	80.7%	74.2%		80.8%		78.9%
Homeowner:
Net written premiums			$330	$222	$226	$255	$260	$181	$552	$441		$695		$921
Year over year change %- written premium			27%	23%	20%	19%	23%	16%	25%	20%		20%		20%
Earned premiums			$251	$232	$220	$213	$202	$195	$484	$397		$609		$829
Current accident year before catastrophe losses			47.4%	46.5%	42.1%	47.3%	54.8%	45.9%	46.9%	50.4%		49.3%		47.4%
Current accident year catastrophe losses			33.5	56.1	22.4	20.9	38.6	13.0	44.4	26.1		24.3		23.8
Prior accident years before catastrophe losses			0.7	(2.6)	0.2	1.6	(2.5)	(8.7)	(0.8)	(5.5)		(3.0)		(2.2)
Prior accident years catastrophe losses			(3.9)	(9.1)	(1.5)	(3.8)	(5.2)	(7.2)	(6.4)	(6.2)		(5.4)		(4.3)
Total loss and loss expense ratio			77.7%	90.9%	63.2%	66.0%	85.7%	43.0%	84.1%	64.8%		65.2%		64.7%
Other personal:
Net written premiums			$87	$63	$61	$68	$73	$53	$151	$127		$195		$256
Year over year change %- written premium			19%	19%	15%	21%	18%	15%	19%	18%		19%		18%
Earned premiums			$69	$66	$62	$60	$56	$55	$134	$111		$172		$234
Current accident year before catastrophe losses			56.7%	58.9%	54.1%	63.8%	64.6%	47.2%	57.7%	56.0%		58.7%		57.5%
Current accident year catastrophe losses			11.7	3.5	(0.1)	10.8	5.2	0.9	7.7	3.1		5.8		4.2
Prior accident years before catastrophe losses			2.3	(1.2)	(4.4)	(15.7)	1.4	4.6	0.6	3.0		(3.5)		(3.8)
Prior accident years catastrophe losses			0.7	1.3	(0.1)	0.4	0.4	0.4	1.0	0.3		0.4		0.3
Total loss and loss expense ratio			71.4%	62.5%	49.5%	59.3%	71.6%	53.1%	67.0%	62.4%		61.4%		58.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Excess & Surplus:
Net written premiums			$156	$136	$122	$121	$135	$124	$292	$259		$380		$502
Year over year change %- written premium			16%	10%	13%	16%	17%	25%	13%	21%		19%		18%
Earned premiums			$132	$127	$124	$125	$124	$112	$259	$236		$361		$485
Current accident year before catastrophe losses			69.7%	69.2%	66.4%	74.8%	59.5%	61.8%	69.5%	60.6%		65.4%		65.7%
Current accident year catastrophe losses			1.4	1.5	1.6	(0.4)	1.2	1.5	1.4	1.3		0.8		1.0
Prior accident years before catastrophe losses			(4.7)	(6.2)	3.8	(5.9)	(0.4)	(4.6)	(5.4)	(2.4)		(3.6)		(1.7)
Prior accident years catastrophe losses			—	(0.3)	(0.2)	(0.1)	(0.1)	(0.4)	(0.1)	(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio			66.4%	64.2%	71.6%	68.4%	60.2%	58.3%	65.4%	59.3%		62.4%		64.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2023
Commercial casualty	$302	$85	$387	$(31)	$128	$31	$128	$271	$128	$116	$515
Commercial property	471	41	512	163	(115)	5	53	634	(115)	46	565
Commercial auto	242	43	285	(17)	44	8	35	225	44	51	320
Workers' compensation	62	16	78	26	6	2	34	88	6	18	112
Other commercial	47	9	56	6	8	3	17	53	8	12	73
Total commercial lines	1,124	194	1,318	147	71	49	267	1,271	71	243	1,585

Personal auto	202	45	247	(4)	27	3	26	198	27	48	273
Homeowners	332	36	368	38	7	3	48	370	7	39	416
Other personal	62	4	66	(3)	25	1	23	59	25	5	89
Total personal lines	596	85	681	31	59	7	97	627	59	92	778

Excess & surplus lines	59	27	86	20	48	21	89	79	48	48	175
Other	136	6	142	(11)	29	—	18	125	29	6	160
Total property casualty	$1,915	$312	$2,227	$187	$207	$77	$471	$2,102	$207	$389	$2,698

Ceded loss and loss expense incurred for the six months ended June 30, 2023
Commercial casualty	$24	$—	$24	$(17)	$7	$—	$(10)	$7	$7	$—	$14
Commercial property	30	1	31	96	(32)	—	64	126	(32)	1	95
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	5	—	5	6	—	—	6	11	—	—	11
Other commercial	2	—	2	3	3	—	6	5	3	—	8
Total commercial lines	61	1	62	89	(22)	—	67	150	(22)	1	129

Personal auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Homeowners	10	—	10	11	(12)	—	(1)	21	(12)	—	9
Other personal	—	—	—	1	(2)	—	(1)	1	(2)	—	(1)
Total personal lines	11	—	11	11	(14)	—	(3)	22	(14)	—	8

Excess & surplus lines	3	—	3	2	—	—	2	5	—	—	5
Other	24	—	24	(9)	(38)	—	(47)	15	(38)	—	(23)
Total property casualty	$99	$1	$100	$93	$(74)	$—	$19	$192	$(74)	$1	$119

Net loss and loss expense incurred for the six months ended June 30, 2023
Commercial casualty	$278	$85	$363	$(14)	$121	$31	$138	$264	$121	$116	$501
Commercial property	441	40	481	67	(83)	5	(11)	508	(83)	45	470
Commercial auto	242	43	285	(18)	44	8	34	224	44	51	319
Workers' compensation	57	16	73	20	6	2	28	77	6	18	101
Other commercial	45	9	54	3	5	3	11	48	5	12	65
Total commercial lines	1,063	193	1,256	58	93	49	200	1,121	93	242	1,456

Personal auto	201	45	246	(3)	27	3	27	198	27	48	273
Homeowners	322	36	358	27	19	3	49	349	19	39	407
Other personal	62	4	66	(4)	27	1	24	58	27	5	90
Total personal lines	585	85	670	20	73	7	100	605	73	92	770

Excess & surplus lines	56	27	83	18	48	21	87	74	48	48	170
Other	112	6	118	(2)	67	—	65	110	67	6	183
Total property casualty	$1,816	$311	$2,127	$94	$281	$77	$452	$1,910	$281	$388	$2,579

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2023
Commercial casualty	$153	$43	$196	$15	$19	$7	$41	$168	$19	$50	$237
Commercial property	257	20	277	37	(49)	5	(7)	294	(49)	25	270
Commercial auto	114	21	135	2	21	1	24	116	21	22	159
Workers' compensation	33	8	41	10	10	(2)	18	43	10	6	59
Other commercial	24	4	28	6	5	(2)	9	30	5	2	37
Total commercial lines	581	96	677	70	6	9	85	651	6	105	762

Personal auto	103	23	126	2	12	—	14	105	12	23	140
Homeowners	175	19	194	—	(2)	2	—	175	(2)	21	194
Other personal	27	2	29	5	14	1	20	32	14	3	49
Total personal lines	305	44	349	7	24	3	34	312	24	47	383

Excess & surplus lines	31	15	46	16	21	9	46	47	21	24	92
Other	66	3	69	6	12	(1)	17	72	12	2	86
Total property casualty	$983	$158	$1,141	$99	$63	$20	$182	$1,082	$63	$178	$1,323

Ceded loss and loss expense incurred for the three months ended June 30, 2023
Commercial casualty	$7	$—	$7	$4	$(1)	$—	$3	$11	$(1)	$—	$10
Commercial property	21	—	21	16	(3)	—	13	37	(3)	—	34
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	2	—	2	3	—	—	3	5	—	—	5
Other commercial	1	—	1	3	—	—	3	4	—	—	4
Total commercial lines	31	—	31	27	(4)	—	23	58	(4)	—	54

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	6	—	6	(7)	(1)	—	(8)	(1)	(1)	—	(2)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	7	—	7	(7)	(1)	—	(8)	—	(1)	—	(1)

Excess & surplus lines	2	1	3	—	—	—	—	2	—	1	3
Other	19	—	19	(9)	(5)	—	(14)	10	(5)	—	5
Total property casualty	$59	$1	$60	$11	$(10)	$—	$1	$70	$(10)	$1	$61

Net loss and loss expense incurred for the three months ended June 30, 2023
Commercial casualty	$146	$43	$189	$11	$20	$7	$38	$157	$20	$50	$227
Commercial property	236	20	256	21	(46)	5	(20)	257	(46)	25	236
Commercial auto	114	21	135	1	21	1	23	115	21	22	158
Workers' compensation	31	8	39	7	10	(2)	15	38	10	6	54
Other commercial	23	4	27	3	5	(2)	6	26	5	2	33
Total commercial lines	550	96	646	43	10	9	62	593	10	105	708

Personal auto	102	23	125	2	12	—	14	104	12	23	139
Homeowners	169	19	188	7	(1)	2	8	176	(1)	21	196
Other personal	27	2	29	5	14	1	20	32	14	3	49
Total personal lines	298	44	342	14	25	3	42	312	25	47	384

Excess & surplus lines	29	14	43	16	21	9	46	45	21	23	89
Other	47	3	50	15	17	(1)	31	62	17	2	81
Total property casualty	$924	$157	$1,081	$88	$73	$20	$181	$1,012	$73	$177	$1,262

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums			$1,643	$1,535	$1,396	$1,390	$1,482	$1,397	$3,178	$2,879		$4,269		$5,665
Agency new business written premiums			303	251	238	264	286	244	554	530		794		1,032
Other written premiums			204	233	60	96	196	258	437	454		550		610
Net written premiums			$2,150	$2,019	$1,694	$1,750	$1,964	$1,899	$4,169	$3,863		$5,613		$7,307
Unearned premium change			(287)	(178)	106	59	(267)	(281)	(465)	(548)		(489)		(383)
Earned premiums			$1,863	$1,841	$1,800	$1,809	$1,697	$1,618	$3,704	$3,315		$5,124		$6,924
Year over year change %
Agency renewal written premiums			11%	10%	13%	12%	11%	9%	10%	10%		11%		11%
Agency new business written premiums			6	3	12	15	22	11	5	16		16		15
Other written premiums			4	(10)	(29)	50	34	31	(4)	32		35		24
Net written premiums			9	6	10	14	15	12	8	13		14		13
Paid losses and loss expenses
Losses paid			$924	$893	$803	$804	$755	$733	$1,816	$1,489		$2,293		$3,096
Loss expenses paid			157	153	154	144	137	157	311	293		437		591
Loss and loss expenses paid			$1,081	$1,046	$957	$948	$892	$890	$2,127	$1,782		$2,730		$3,687
Incurred losses and loss expenses
Loss and loss expense incurred			$1,262	$1,317	$1,172	$1,348	$1,240	$956	$2,579	$2,196		$3,544		$4,716
Loss and loss expenses paid as a % of incurred			85.7%	79.4%	81.7%	70.3%	71.9%	93.1%	82.5%	81.1%		77.0%		78.2%
Statutory combined ratio
Loss ratio			58.3%	60.5%	56.3%	64.1%	64.8%	48.4%	59.4%	56.7%		59.3%		58.5%
Loss adjustment expense ratio			9.7	11.6	9.9	10.0	9.5	10.9	10.7	10.2		10.1		10.1
Net underwriting expense ratio			27.7	27.5	30.6	29.3	28.1	28.7	27.6	28.4		28.7		29.1
US Statutory combined ratio			95.7%	99.6%	96.8%	103.4%	102.4%	88.0%	97.7%	95.3%		98.1%		97.7%
Contribution from catastrophe losses			12.3	12.7	7.6	13.0	13.0	1.7	12.5	7.5		9.4		8.9
Statutory combined ratio excl. catastrophe losses			83.4%	86.9%	89.2%	90.4%	89.4%	86.3%	85.2%	87.8%		88.7%		88.8%
GAAP combined ratio
GAAP combined ratio			97.6%	100.7%	94.9%	103.9%	103.2%	89.9%	99.2%	96.7%		99.2%		98.1%
Contribution from catastrophe losses			12.0	12.8	7.8	13.9	12.4	1.8	12.4	7.2		9.5		9.2
GAAP combined ratio excl. catastrophe losses			85.6%	87.9%	87.1%	90.0%	90.8%	88.1%	86.8%	89.5%		89.7%		88.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Second-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums			$985	$1,041	$908	$860	$934	$970	$2,026	$1,904		$2,764		$3,672
Agency new business written premiums			149	134	130	149	165	156	283	321		470		600
Other written premiums			(28)	(34)	(31)	(25)	(27)	(30)	(62)	(57)		(82)		(113)
Net written premiums			$1,106	$1,141	$1,007	$984	$1,072	$1,096	$2,247	$2,168		$3,152		$4,159
Unearned premium change			(40)	(85)	33	44	(78)	(134)	(125)	(212)		(168)		(135)
Earned premiums			$1,066	$1,056	$1,040	$1,028	$994	$962	$2,122	$1,956		$2,984		$4,024
Year over year change %
Agency renewal written premiums			5%	7%	12%	11%	10%	8%	6%	9%		9%		10%
Agency new business written premiums			(10)	(14)	(4)	3	13	8	(12)	10		8		5
Other written premiums			(4)	(13)	(29)	—	(29)	(25)	(9)	(27)		(17)		(20)
Net written premiums			3	4	9	10	10	8	4	9		9		9
Paid losses and loss expenses
Losses paid			$550	$513	$432	$491	$446	$458	$1,063	$905		$1,396		$1,829
Loss expenses paid			96	97	97	93	91	100	193	191		285		382
Loss and loss expenses paid			$646	$610	$529	$584	$537	$558	$1,256	$1,096		$1,681		$2,211
Incurred losses and loss expenses
Loss and loss expense incurred			$708	$748	$715	$710	$750	$586	$1,456	$1,336		$2,046		$2,761
Loss and loss expenses paid as a % of incurred			91.2%	81.6%	74.0%	82.3%	71.6%	95.2%	86.3%	82.0%		82.2%		80.1%
Statutory combined ratio
Loss ratio			56.5%	57.9%	59.2%	58.4%	65.5%	48.9%	57.2%	57.4%		57.8%		58.1%
Loss adjustment expense ratio			9.9	12.9	9.6	10.7	9.9	12.0	11.4	10.9		10.8		10.5
Net underwriting expense ratio			29.4	27.7	31.3	31.2	29.1	28.3	28.5	28.7		29.5		29.9
Statutory combined ratio			95.8%	98.5%	100.1%	100.3%	104.5%	89.2%	97.1%	97.0%		98.1%		98.5%
Contribution from catastrophe losses			11.1	10.4	9.6	4.5	12.6	1.4	10.7	7.1		6.2		7.0
Statutory combined ratio excl. catastrophe losses			84.7%	88.1%	90.5%	95.8%	91.9%	87.8%	86.4%	89.9%		91.9%		91.5%
GAAP combined ratio
GAAP combined ratio			96.9%	100.4%	98.9%	99.0%	106.3%	92.3%	98.6%	99.4%		99.3%		99.2%
Contribution from catastrophe losses			11.1	10.4	9.6	4.5	12.6	1.4	10.7	7.1		6.2		7.0
GAAP combined ratio excl. catastrophe losses			85.8%	90.0%	89.3%	94.5%	93.7%	90.9%	87.9%	92.3%		93.1%		92.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums			$541	$388	$393	$437	$438	$333	$929	$771		$1,208		$1,601
Agency new business written premiums			106	79	75	81	88	52	185	140		221		296
Other written premiums			(18)	(19)	(23)	(16)	(16)	(11)	(37)	(27)		(43)		(66)
Net written premiums			$629	$448	$445	$502	$510	$374	$1,077	$884		$1,386		$1,831
Unearned premium change			(136)	16	(2)	(71)	(97)	28	(120)	(69)		(140)		(142)
Earned premiums			$493	$464	$443	$431	$413	$402	$957	$815		$1,246		$1,689
Year over year change %
Agency renewal written premiums			24%	17%	15%	11%	10%	10%	20%	10%		11%		12%
Agency new business written premiums			20	52	50	53	66	13	32	41		45		47
Other written premiums			(13)	(73)	(130)	(45)	(45)	(10)	(37)	(29)		(34)		(57)
Net written premiums			23	20	16	15	16	11	22	14		14		15
Paid losses and loss expenses
Losses paid			$298	$288	$247	$246	$224	$208	$585	$432		$679		$926
Loss expenses paid			44	40	39	35	32	40	85	71		106		145
Loss and loss expenses paid			$342	$328	$286	$281	$256	$248	$670	$503		$785		$1,071
Incurred losses and loss expenses
Loss and loss expense incurred			$384	$386	$288	$324	$339	$215	$770	$554		$878		$1,166
Loss and loss expenses paid as a % of incurred			89.1%	85.0%	99.3%	86.7%	75.5%	115.3%	87.0%	90.8%		89.4%		91.9%
Statutory combined ratio
Loss ratio			68.3%	73.6%	55.3%	65.6%	73.7%	44.5%	70.9%	59.3%		61.5%		59.9%
Loss adjustment expense ratio			9.6	9.6	9.7	9.6	8.4	9.0	9.6	8.7		9.0		9.2
Net underwriting expense ratio			25.5	30.0	30.6	26.7	26.4	32.2	27.4	28.8		28.0		28.6
Statutory combined ratio			103.4%	113.2%	95.6%	101.9%	108.5%	85.7%	107.9%	96.8%		98.5%		97.7%
Contribution from catastrophe losses			19.7	24.7	8.7	15.9	19.1	1.7	22.1	10.5		12.4		11.4
Statutory combined ratio excl. catastrophe losses			83.7%	88.5%	86.9%	86.0%	89.4%	84.0%	85.8%	86.3%		86.1%		86.3%
GAAP combined ratio
GAAP combined ratio			107.6%	112.5%	95.7%	104.5%	112.1%	83.9%	110.0%	98.2%		100.4%		99.2%
Contribution from catastrophe losses			19.7	24.7	8.7	15.9	19.1	1.7	22.1	10.5		12.4		11.4
GAAP combined ratio excl. catastrophe losses			87.9%	87.8%	87.0%	88.6%	93.0%	82.2%	87.9%	87.7%		88.0%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums			$117	$106	$95	$93	$110	$94	$223	$204		$297		$392
Agency new business written premiums			48	38	33	34	33	36	86	69		103		136
Other written premiums			(9)	(8)	(6)	(6)	(8)	(6)	(17)	(14)		(20)		(26)
Net written premiums			$156	$136	$122	$121	$135	$124	$292	$259		$380		$502
Unearned premium change			(24)	(9)	2	4	(11)	(12)	(33)	(23)		(19)		(17)
Earned premiums			$132	$127	$124	$125	$124	$112	$259	$236		$361		$485
Year over year change %
Agency renewal written premiums			6%	13%	9%	22%	31%	24%	9%	28%		26%		21%
Agency new business written premiums			45	6	22	6	(8)	24	25	6		6		10
Other written premiums			(13)	(33)	—	(50)	(60)	—	(21)	(27)		(33)		(24)
Net written premiums			16	10	13	16	17	25	13	21		19		18
Paid losses and loss expenses
Losses paid			$29	$28	$22	$29	$27	$19	$56	$46		$74		$95
Loss expenses paid			14	12	14	13	11	12	27	24		36		50
Loss and loss expenses paid			$43	$40	$36	$42	$38	$31	$83	$70		$110		$145
Incurred losses and loss expenses
Loss and loss expense incurred			$89	$81	$89	$86	$74	$66	$170	$140		$226		$315
Loss and loss expenses paid as a % of incurred			48.3%	49.4%	40.4%	48.8%	51.4%	47.0%	48.8%	50.0%		48.7%		46.0%
Statutory combined ratio
Loss ratio			49.6%	44.3%	50.5%	51.9%	41.5%	43.0%	47.0%	42.2%		45.6%		46.8%
Loss adjustment expense ratio			16.9	19.9	21.1	16.5	18.7	15.2	18.4	17.1		16.9		18.0
Net underwriting expense ratio			24.3	24.4	27.1	27.5	26.1	27.1	24.4	26.5		26.8		26.9
Statutory combined ratio			90.8%	88.6%	98.7%	95.9%	86.3%	85.3%	89.8%	85.8%		89.3%		91.7%
Contribution from catastrophe losses			1.4	1.2	1.4	(0.5)	1.1	1.1	1.3	1.1		0.6		0.8
Statutory combined ratio excl. catastrophe losses			89.4%	87.4%	97.3%	96.4%	85.2%	84.2%	88.5%	84.7%		88.7%		90.9%
GAAP combined ratio
GAAP combined ratio			92.2%	89.9%	96.3%	93.9%	85.1%	85.9%	91.1%	85.5%		88.4%		90.4%
Contribution from catastrophe losses			1.4	1.2	1.4	(0.5)	1.1	1.1	1.3	1.1		0.6		0.8
GAAP combined ratio excl. catastrophe losses			90.8%	88.7%	94.9%	94.4%	84.0%	84.8%	89.8%	84.4%		87.8%		89.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2023 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2023	2022	Change	% Change	2023	2022	Change	% Change
Underwriting income
Net premiums written	$2,068	$1,895	$173	9	$4,023	$3,743	$280	7
Unearned premium change	255	242	13	5	413	504	(91)	(18)
Earned premiums	$1,813	$1,653	$160	10	$3,610	$3,239	$371	11

Losses incurred	$1,058	$1,071	$(13)	(1)	$2,144	$1,838	$306	17
Defense and cost containment expenses incurred	76	70	6	9	177	147	30	20
Adjusting and other expenses incurred	101	87	14	16	209	183	26	14
Other underwriting expenses incurred	570	530	40	8	1,106	1,059	47	4
Workers compensation dividend incurred	1	1	—	—	3	3	—	—
Total underwriting deductions	$1,806	$1,759	$47	3	$3,639	$3,230	$409	13

Net underwriting profit (loss)	$7	$(106)	$113	nm	$(29)	$9	$(38)	nm

Investment income
Gross investment income earned	$137	$125	$12	10	$280	$249	$31	12
Net investment income earned	135	122	13	11	276	244	32	13
Net realized capital gains and losses, net	(24)	13	(37)	nm	(50)	12	(62)	nm
Net investment gains (net of tax)	$111	$135	$(24)	(18)	$226	$256	$(30)	(12)

Other income	$1	$1	$—	—	$3	$3	$—	—

Net income before federal income taxes	$119	$30	$89	297	$200	$268	$(68)	(25)
Federal and foreign income taxes incurred	32	7	25	357	35	36	(1)	(3)
Net income (statutory)	$87	$23	$64	278	$165	$232	$(67)	(29)

Policyholders' surplus - statutory	$6,612	$6,179	$433	7	$6,612	$6,179	$433	7

Fixed maturities at amortized cost - statutory	$9,439	$8,347	$1,092	13	$9,439	$8,347	$1,092	13
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2023 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2023	2022	Change	% Change	2023	2022	Change	% Change
Net premiums written	$97	$84	$13	15	$183	$164	$19	12
Net investment income	45	43	2	5	91	86	5	6
Commissions and expense allowances on reinsurance ceded	1	1	—	—	2	2	—	—
Income from fees associated with separate accounts	3	1	2	200	5	2	3	150
Total revenues	$146	$129	$17	13	$281	$254	$27	11

Death benefits and matured endowments	$36	$35	$1	3	$79	$92	$(13)	(14)
Annuity benefits	35	14	21	150	74	31	43	139
Disability benefits and benefits under accident and health contracts	1	—	1	nm	1	—	1	nm
Surrender benefits and group conversions	7	5	2	40	14	11	3	27
Interest and adjustments on deposit-type contract funds	2	2	—	—	4	4	—	—
Increase in aggregate reserves for life and accident and health contracts	2	16	(14)	(88)	(7)	29	(36)	nm
Total benefit expenses	$83	$72	$11	15	$165	$167	$(2)	(1)

Commissions	$13	$12	$1	8	$25	$25	$—	—
General insurance expenses and taxes	15	16	(1)	(6)	27	29	(2)	(7)
Increase in loading on deferred and uncollected premiums	—	(2)	2	(100)	1	1	—	—
Net transfers from separate accounts	(1)	—	(1)	nm	(3)	(10)	7	70
Total underwriting expenses	$27	$26	$1	4	$50	$45	$5	11

Federal and foreign income taxes incurred	9	7	2	29	16	10	6	60

Net gain from operations before capital gains and losses	$27	$24	$3	13	$50	$32	$18	56

Gains and losses net of capital gains tax, net	(3)	(1)	(2)	—	(3)	(1)	(2)	200

Net income (statutory)	$24	$23	$1	4	$47	$31	$16	52

Policyholders' surplus - statutory	$371	$297	74	25	$371	$297	$74	25

Fixed maturities at amortized cost - statutory	$3,863	$3,794	$69	2	$3,863	$3,794	$69	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2023 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Cincinnati Re:
Net written premiums			$177	$230	$67	$86	$178	$254	$407	$432		$518		$585
Year over year change %- written premium			—%	(9)%	(7)%	51%	31%	30%	(6)%	30%		33%		27%
Earned premiums			$122	$150	$137	$151	$122	$110	$272	$232		$383		$520
Current accident year before catastrophe losses			57.8%	45.2%	44.4%	45.4%	49.6%	50.6%	50.9%	50.0%		48.3%		47.2%
Current accident year catastrophe losses			1.8	0.3	(5.2)	75.0	6.5	—	1.0	3.4		31.7		21.9
Prior accident years before catastrophe losses			(17.1)	6.0	6.9	(9.9)	(4.8)	10.9	(4.4)	2.6		(2.4)		0.1
Prior accident years catastrophe losses			1.9	1.7	0.7	(0.6)	1.1	5.2	1.8	3.1		1.6		1.4
Total loss and loss expense ratio			44.4%	53.2%	46.8%	109.9%	52.4%	66.7%	49.3%	59.1%		79.2%		70.6%

Cincinnati Global:
Net written premiums			$82	$64	$53	$57	$69	$51	$146	$120		$177		$230
Year over year change %- written premium			19%	25%	2%	21%	47%	24%	22%	36%		31%		23%
Earned premiums			$50	$44	$56	$74	$44	$32	$94	$76		$150		$206
Current accident year before catastrophe losses			61.7%	35.3%	28.6%	45.6%	53.2%	38.3%	49.3%	47.0%		46.3%		41.4%
Current accident year catastrophe losses			1.1	11.1	1.4	48.6	0.1	16.3	5.8	6.9		27.6		20.5
Prior accident years before catastrophe losses			(9.7)	0.8	(13.3)	4.6	(15.4)	4.1	(4.7)	(7.2)		(1.4)		(4.6)
Prior accident years catastrophe losses			2.5	2.4	11.6	(14.5)	(9.7)	(9.0)	2.4	(9.4)		(11.9)		(5.5)
Total loss and loss expense ratio			55.6%	49.6%	28.3%	84.3%	28.2%	49.7%	52.8%	37.3%		60.6%		51.8%

Noninsurance operations:
Interest and fees on loans and leases			$1	$2	$2	$2	$2	$1	$3	$3		$5		$7
Other revenue			1	1	1	—	1	1	2	2		2		3
Interest expense			13	14	13	14	13	13	27	26		40		53
Operating expenses			7	5	10	4	5	4	12	9		13		23
Total noninsurance operations loss			$(18)	$(16)	$(20)	$(16)	$(15)	$(15)	$(34)	$(30)		$(46)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Second-Quarter 2023 Supplemental Financial Data